Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2016			2015						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Dec YTD	2Q	June YTD

Sales	$9,312	$9,844	$19,156	$9,425	$9,785	$19,210	$10,073	$10,215	$39,498	1%	—

Costs, Expenses and Other
Materials and production	3,572	3,578	7,150	3,569	3,754	7,323	3,761	3,850	14,934	-5%	-2%
Marketing and administrative	2,318	2,458	4,776	2,601	2,624	5,226	2,472	2,615	10,313	-6%	-9%
Research and development	1,659	2,151	3,810	1,737	1,670	3,407	1,500	1,797	6,704	29%	12%
Restructuring costs	91	134	225	82	191	273	113	233	619	-30%	-18%
Other (income) expense, net	48	19	67	55	739	793	(170)	905	1,527	-97%	-92%
Income Before Taxes	1,624	1,504	3,128	1,381	807	2,188	2,397	815	5,401	86%	43%
Income Tax Provision (Benefit)	494	295	789	423	119	542	566	(166)	942
Net Income	1,130	1,209	2,339	958	688	1,646	1,831	981	4,459	76%	42%
Less: Net Income Attributable to Noncontrolling Interests	5	4	9	5	1	7	5	5	17
Net Income Attributable to Merck & Co., Inc.	$1,125	$1,205	$2,330	$953	$687	$1,639	$1,826	$976	$4,442	75%	42%
Earnings per Common Share Assuming Dilution	$0.40	$0.43	$0.83	$0.33	$0.24	$0.57	$0.64	$0.35	$1.56	79%	46%

Average Shares Outstanding Assuming Dilution	2,795	2,789	2,792	2,865	2,850	2,856	2,836	2,813	2,841
Tax Rate	30.4%	19.6%	25.2%	30.6%	14.7%	24.8%	23.6%	-20.4%	17.4%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

SECOND QUARTER 2015

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

		Acquisition and
		Divestiture-		Restructuring		Certain Other		Adjustment
	GAAP	Related Costs (1)		Costs (2)		Items		Subtotal	Non-GAAP

Materials and production	$3,754	1,241		105				1,346	$2,408
Marketing and administrative	2,624	136		17				153	2,471
Research and development	1,670	71		15				86	1,584
Restructuring costs	191			191				191	—
Other (income) expense, net	739					715	(3)	715	24
Income Before Taxes	807	(1,448)		(328)		(715)		(2,491)	3,298
Tax Provision (Benefit)	119	(314	)(4)	(53	)(4)	(370	)(5)	(737)	856
Net Income	688	(1,134)		(275)		(345)		(1,754)	2,442
Net Income Attributable to Merck & Co., Inc.	687	(1,134)		(275)		(345)		(1,754)	2,441
Earnings per Common Share Assuming Dilution	$0.24	(0.40)		(0.10)		(0.12)		(0.62)	$0.86

Tax Rate	14.7%								26.0%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends.  Management believes that providing this information enhances investors’ understanding of the company’s performance.  Management uses this information internally for planning and forecasting purposes and to measure the performance of the company along with other metrics.  Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS.  This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect $1.2 billion of expenses for the amortization of intangible assets recognized as a result of acquisitions, as well as $44 million of amortization of purchase accounting adjustments to inventories as a result of the Cubist acquisition.  Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions, including severance costs which are not part of the company’s formal restructuring programs, as well as transaction and certain other costs related to divestitures.  Amounts included in research and development expenses reflect $59 million of in-process research and development (“IPR&D”) impairment charges, as well as $12 million of charges to increase the fair value of liabilities for contingent consideration.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Represents non-deductible foreign exchange losses to devalue the company’s net monetary assets in Venezuela.

(4) Represents the estimated tax impact on the reconciling items, based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(5) Represents a net benefit related to the settlement of certain federal income tax issues.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

SIX MONTHS ENDED JUNE 30, 2015

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

		Acquisition and
		Divestiture-		Restructuring		Certain Other		Adjustment
	GAAP	Related Costs (1)		Costs (2)		Items		Subtotal	Non-GAAP

Materials and production	$7,323	2,491		210				2,701	$4,622
Marketing and administrative	5,226	363		53				416	4,810
Research and development	3,407	134		17				151	3,256
Restructuring costs	273			273				273	—
Other (income) expense, net	793					701	(3)	701	92
Income Before Taxes	2,188	(2,988)		(553)		(701)		(4,242)	6,430
Tax Provision (Benefit)	542	(557	)(4)	(88	)(4)	(370	)(5)	(1,015)	1,557
Net Income	1,646	(2,431)		(465)		(331)		(3,227)	4,873
Net Income Attributable to Merck & Co., Inc.	1,639	(2,431)		(465)		(331)		(3,227)	4,866
Earnings per Common Share Assuming Dilution	$0.57	(0.85)		(0.16)		(0.12)		(1.13)	$1.70

Tax Rate	24.8%								24.2%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends.  Management believes that providing this information enhances investors’ understanding of the company’s performance.  Management uses this information internally for planning and forecasting purposes and to measure the performance of the company along with other metrics.  Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS.  This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect $2.4 billion of expenses for the amortization of intangible assets recognized as a result of acquisitions, as well as $65 million of amortization of purchase accounting adjustments to inventories as a result of the Cubist acquisition.  Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions, including severance costs which are not part of the company’s formal restructuring programs, as well as transaction and certain other costs related to divestitures.  Amounts included in research and development expenses reflect $73 million of charges to increase the fair value of liabilities for contingent consideration, as well as $61 million of in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Primarily includes non-deductible foreign exchange losses of $715 million to devalue the company’s net monetary assets in Venezuela.

(4) Represents the estimated tax impact on the reconciling items, based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(5) Represents a net benefit related to the settlement of certain federal income tax issues.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SECOND QUARTER 2016

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	2Q 2016	2Q 2015	% Change	2Q 2016	2Q 2015	% Change	2Q 2016	2Q 2015	% Change
TOTAL SALES (1)	$9,844	$9,785	1	$4,507	$4,265	6	$5,337	$5,520	-3
PHARMACEUTICAL	8,700	8,564	2	4,169	3,934	6	4,531	4,631	-2

Primary Care and Women’s Health
Cardiovascular
Zetia	702	635	11	457	409	12	245	226	8
Vytorin	293	320	-9	123	123		170	197	-14

Diabetes
Januvia	1,064	1,044	2	631	648	-3	433	396	9
Janumet	569	554	3	258	263	-2	312	292	7

General Medicine & Women’s Health
NuvaRing	200	182	10	149	126	18	51	56	-9
Implanon / Nexplanon	164	124	32	112	74	51	52	50	4
Dulera	121	120	1	115	116	-1	6	5	27
Follistim AQ	73	111	-35	20	52	-62	53	60	-11

Hospital and Specialty
Hepatitis
Zepatier	112		*	107		*	4		*

HIV
Isentress	338	375	-10	169	212	-20	169	163	4

Hospital Acute Care
Cubicin	357	293	22	304	266	14	53	27	97
Invanz	143	139	3	81	79	3	61	60	2
Noxafil	143	117	22	67	50	33	76	67	14
Cancidas	131	134	-2	6	7	-16	125	127	-1
Bridion	113	87	30	13		*	100	87	15
Primaxin	81	88	-8	2	1	22	79	87	-8

Immunology
Remicade	339	455	-26				339	455	-26
Simponi	199	169	18				199	169	18

Oncology
Keytruda	314	110	*	160	86	87	154	24	*
Emend	143	134	7	93	79	17	50	55	-8
Temodar	73	80	-9	1	2	-47	72	78	-8

Diversified Brands
Respiratory
Singulair	229	212	8	7	10	-31	222	201	10
Nasonex	101	215	-53	29	124	-77	72	91	-20

Other
Cozaar / Hyzaar	132	189	-30	4	9	-59	128	180	-29
Arcoxia	117	115	2				117	115	2
Fosamax	73	96	-24		3	-88	73	93	-21
Zocor	50	63	-21	2	5	-60	48	58	-17

Vaccines
Gardasil / Gardasil 9	393	427	-8	315	308	2	78	118	-34
ProQuad / M-M-R II / Varivax	383	358	7	324	301	8	58	57	2
Zostavax	149	149		116	107	9	33	43	-22
RotaTeq	130	89	46	85	48	76	45	41	11
Pneumovax 23	120	106	14	78	70	10	43	35	21

Other Pharmaceutical (2)	1,151	1,274	-9	341	356	-4	811	918	-12

ANIMAL HEALTH	898	840	7	256	215	19	643	625	3

Other Revenues (3)	246	381	-36	82	116	-29	163	264	-38

* 100% or greater

(1)  Only select products are shown.

(2)  Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $91 million and $76 million on a global basis for second quarter 2016 and 2015, respectively.

(3)  Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

JUNE YEAR-TO-DATE 2016

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	June YTD	June YTD		June YTD	June YTD		June YTD	June YTD
	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change
TOTAL SALES (1)	$19,156	$19,210		$8,728	$8,218	6	$10,427	$10,992	-5
PHARMACEUTICAL	16,804	16,830		8,082	7,571	7	8,722	9,259	-6

Primary Care and Women’s Health
Cardiovascular
Zetia	1,314	1,202	9	843	754	12	471	448	5
Vytorin	570	640	-11	232	234	-1	337	406	-17

Diabetes
Januvia	1,970	1,928	2	1,180	1,149	3	790	779	1
Janumet	1,075	1,063	1	483	475	2	592	589	1

General Medicine & Women’s Health
NuvaRing	376	348	8	277	238	16	99	110	-10
Implanon / Nexplanon	298	261	14	211	158	34	87	103	-16
Dulera	234	251	-7	222	241	-8	12	10	19
Follistim AQ	167	193	-13	73	86	-16	94	107	-12

Hospital and Specialty
Hepatitis
Zepatier	161		*	156		*	5		*

HIV
Isentress	678	760	-11	331	399	-17	347	362	-4

Hospital Acute Care
Cubicin (2)	649	480	35	559	432	30	89	48	87
Noxafil	288	228	26	137	95	44	150	133	13
Cancidas	263	297	-11	10	13	-25	254	284	-11
Invanz	257	271	-5	147	146		110	125	-12
Bridion	204	172	18	18		*	186	172	8
Primaxin	154	153	1	2	4	-43	152	149	2

Immunology
Remicade	688	956	-28				688	956	-28
Simponi	387	327	19				387	327	19

Oncology
Keytruda	563	192	*	293	152	93	270	40	*
Emend	268	255	5	175	157	11	94	98	-4
Temodar	139	155	-10	5		*	134	155	-14

Diversified Brands
Respiratory
Singulair	465	457	2	24	16	52	442	441
Nasonex	331	504	-34	141	267	-47	190	237	-20

Other
Cozaar / Hyzaar	258	374	-31	9	17	-44	248	357	-31
Arcoxia	228	238	-4				228	238	-4
Fosamax	148	190	-22	1	6	-82	147	184	-20
Zocor	96	112	-15	5	10	-44	90	102	-12

Vaccines
Gardasil / Gardasil 9	770	785	-2	635	603	5	136	182	-26
ProQuad / M-M-R II / Varivax	739	705	5	634	609	4	105	96	9
RotaTeq	318	281	13	233	205	14	85	76	11
Zostavax	274	324	-15	225	257	-13	49	67	-26
Pneumovax 23	228	216	5	145	147	-2	83	69	21

Other Pharmaceutical (3)	2,246	2,512	-11	676	701	-4	1,571	1,809	-13

ANIMAL HEALTH	1,727	1,669	4	489	417	17	1,239	1,251	-1

Other Revenues (4)	625	711	(12)	157	230	-32	466	482	-3

* 100% or greater

(1) Only select products are shown.

(2) Reflects sales following the acquisition of Cubist Pharmaceuticals, Inc. by Merck on January 21, 2015.

(3) Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $195 million and $156 million on a global basis for June YTD 2016 and 2015, respectively.

(4) Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

										%
	2016			2015						Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q

TOTAL PHARMACEUTICAL	$8,104	$8,700	$16,804	$8,266	$8,564	$16,830	$8,925	$9,027	$34,782	2

United States	3,913	4,169	8,082	3,637	3,934	7,571	4,382	4,285	16,238	6
% Pharmaceutical Sales	48.3%	47.9%	48.1%	44.0%	45.9%	45.0%	49.1%	47.5%	46.7%

Europe (1)	1,914	1,997	3,911	2,024	1,896	3,920	1,920	1,873	7,714	5
% Pharmaceutical Sales	23.6%	23.0%	23.3%	24.5%	22.1%	23.3%	21.5%	20.8%	22.2%

Japan	620	673	1,293	627	629	1,256	564	785	2,605	7
% Pharmaceutical Sales	7.7%	7.7%	7.7%	7.6%	7.3%	7.5%	6.3%	8.7%	7.5%

Asia Pacific	806	890	1,696	809	822	1,630	854	946	3,431	8
% Pharmaceutical Sales	9.9%	10.2%	10.1%	9.8%	9.6%	9.7%	9.6%	10.5%	9.9%

China	337	353	690	318	335	653	353	339	1,344	5

Latin America	359	430	789	630	676	1,306	585	512	2,403	-36
% Pharmaceutical Sales	4.4%	4.9%	4.7%	7.6%	7.9%	7.8%	6.5%	5.7%	6.9%

Eastern Europe/Middle East Africa	272	314	586	321	372	693	380	402	1,476	-16
% Pharmaceutical Sales	3.4%	3.6%	3.5%	3.9%	4.3%	4.1%	4.3%	4.5%	4.2%

Canada	147	170	318	170	167	337	159	172	668	2
% Pharmaceutical Sales	1.8%	2.0%	1.9%	2.1%	2.0%	2.0%	1.8%	1.9%	1.9%

Other	73	57	129	48	68	117	81	52	247	-16
% Pharmaceutical Sales	0.9%	0.7%	0.8%	0.6%	0.8%	0.7%	0.9%	0.6%	0.7%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

			JUNE YTD	JUNE YTD
	2Q16	2Q15	2016	2015
INTEREST INCOME	$(78)	$(71)	$(157)	$(146)
INTEREST EXPENSE	171	174	343	338
EXCHANGE LOSSES (1)	37	716	76	810
EQUITY INCOME FROM AFFILIATES	(4)	(2)	(38)	(147)
Other, net	(107)	(78)	(157)	(62)
TOTAL	$19	$739	$67	$793

(1) Includes foreign exchange losses of $715 million in the second quarter and first six months of 2015 recorded in connection with the devaluation of the company’s net monetary assets in Venezuela.